           As filed with the Securities and Exchange Commission on June 23, 2000
                                                           Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------
                               INKTOMI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                             ----------------------
            DELAWARE                                           94-3238130
(STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)

                              4100 E. THIRD AVENUE
                              FOSTER CITY, CA 94404
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                             ----------------------
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                             1998 STOCK OPTION PLAN
                       1998 NONSTATUTORY STOCK OPTION PLAN
                            (FULL TITLE OF THE PLAN)
                             ----------------------
                                 TIMOTHY STEVENS
                      VICE PRESIDENT OF CORPORATE AND LEGAL
                           AFFAIRS AND GENERAL COUNSEL
                              4100 E. THIRD AVENUE
                              FOSTER CITY, CA 94404
                                 (650) 653-2800
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                             ----------------------
                                   COPIES TO:
                             DOUGLAS H. COLLOM, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                 (415) 493-9300
                             ----------------------

                         CALCULATION OF REGISTRATION FEE
========================================= ========================= ====================== ====================== ==================
                                                                      PROPOSED MAXIMUM       PROPOSED MAXIMUM
   TITLE OF EACH CLASS OF SECURITIES            AMOUNT TO BE           OFFERING PRICE       AGGREGATE OFFERING        AMOUNT OF
            TO BE REGISTERED                     REGISTERED               PER SHARE                PRICE           REGISTRATION FEE
----------------------------------------- ------------------------- ---------------------- ---------------------- ------------------
Common Stock, $.001 per share par
value: To be issued under Inktomi
Corporation 1998 Employee Stock
Purchase Plan.....................            1,069,547 shares              $130.85 (1)          $139,950,225 (1)        $ 36,947
========================================= ========================= ====================== ====================== ==================
----------------------------------------- ------------------------- ---------------------- ---------------------- ------------------
Common Stock, $.001 per share par             3,807,243 shares              $117.19 (2)          $446,170,807 (2)        $117,789
value: To be issued under Inktomi
Corporation 1998 Stock Option Plan
========================================= ========================= ====================== ====================== ==================
----------------------------------------- ------------------------- ---------------------- ---------------------- ------------------
Common Stock, $.001 per share par             3,892,734 shares              $117.19 (2)          $456,189,497 (2)        $120,434
value: To be issued under the Inktomi
Corporation 1998 Nonstatutory Stock
Option Plan
========================================= ========================= ====================== ====================== ==================

(1) The exercise price of $130.8473 per share, computed in accordance with rule 457(h), is 85% of the opening price of a share of Common Stock of the Company as reported on the Nasdaq National Market on May 1, 2000, the current enrollment date. Pursuant to the 1998 Employee Stock Purchase Plan (Exhibit 4.2), shares are sold at 85% of the lesser of the fair market value of such shares on the Enrollment Date or on the Exercise Date.

(2) Estimated in accordance with Rule 457(c) solely for the purpose of computing the amount of the registration fee based upon the average of the high and low sales prices of the Common Stock as reported on the Nasdaq National Market on June 16, 2000.

PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

     Inktomi Corporation hereby incorporates by reference in this registration statement the following documents:

     1. Inktomi's Annual Report on Form 10-K for the fiscal year ended September 30, 1999;

     2. Inktomi's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1999.

     3. Inktomi's Current Report on Form 8-K dated December 3, 1999 relating to Inktomi's stock split;

     4. The description of Inktomi's Common Stock as contained in its Registration Statement on Form 8-A as filed with the Securities and Exchange Commission on May 22, 1998.

     All documents subsequently filed by Inktomi pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES

     Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

     The validity of the shares of common stock offered hereby has been passed upon for Inktomi by Wilson Sonsini Goodrich & Rosati, Professional Corporation, Palo Alto, California. As of the date of this prospectus, attorneys who are members of or are employed by Wilson Sonsini Goodrich & Rosati and participating in matters on behalf of Inktomi relating to this Registration Statement, beneficially own an aggregate of 8,470 shares of Inktomi's Common Stock.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

     Article X of Inktomi's Amended and Restated Certificate of Incorporation provides for the indemnification of directors to the fullest extent permitted under Delaware law.

     Article VI of Inktomi's Bylaws provides for the indemnification of officers, directors and third parties acting on behalf of the corporation to the fullest extent permitted under the General Corporation Law of Delaware.

     Inktomi has entered into indemnification agreements with its directors and executive officers, in addition to indemnification provided for in Inktomi's Bylaws, and intends to enter into indemnification agreements with any new directors and executive officers in the future.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling Inktomi pursuant to the foregoing provisions, Inktomi has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

     At present, there is no pending litigation or proceeding involving a director, officer, employee, or other agent of Inktomi in which indemnification is being sought, nor is Inktomi aware of any threatened litigation that may result in a claim for indemnification by any director, officer, employee, or other agent of Inktomi.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

          Not applicable.

ITEM 8. EXHIBITS

EXHIBIT NUMBER                       DOCUMENTS
--------------  ------------------------------------------------------
     4.1*       1998 Stock Option Plan

     4.2**      1998 Nonstatutory Stock Option Plan

     4.3*       1998 Employee Stock Purchase Plan

     5.1        Opinion of counsel as to legality of securities being registered

    23.1        Consent of Counsel (contained in Exhibit 5.1)

    23.2        Consent of Independent Auditors

    24.1        Power of Attorney (see page II-5)

------------------------

     * Incorporated by reference to the Exhibits filed with Inktomi's Registration Statement on Form S-1 (no. 333-50247) as declared effective with the Securities and Exchange Commission on June 9, 1998.

    ** Incorporated by reference to the Exhibits filed with Inktomi's Registration Statement on Form S-8 (no. 333-71037) filed with the Securities and Exchange Commission on January 22, 1999.

ITEM 9. UNDERTAKINGS

     (a) Rule 415 offering The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the Securities offered therein, and the offering of such Securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the Securities being registered which remain unsold at the termination of the offering.

     (b) Filing incorporating subsequent Exchange Act documents by reference

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the Securities offered therein, and the offering of such Securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Request for acceleration of effective date or filing of registration statement on Form S-8

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Foster City, State of California, on this 23rd day of June, 2000.

                                        INKTOMI CORPORATION


                                        By:/s/ JERRY M. KENNELLY
                                           -------------------------------------
                                           Jerry M. Kennelly, Vice President of
                                           Finance and Chief Financial Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Peterschmidt and Jerry M. Kennelly, and each of them, as his or her attorney-in-fact, with full power of substitution in each, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                   SIGNATURE                                          TITLE                                 DATE
---------------------------------------------     ----------------------------------------------       --------------

/s/ DAVID C. PETERSCHMIDT                         President,   Chief   Executive   Officer   and        June 23, 2000
---------------------------------------------     Chairman (Principal Executive Officer)
David C. Peterschmidt

/s/ JERRY M. KENNELLY                             Vice President of Finance and Chief  Financial        June 23, 2000
---------------------------------------------     Officer  (Principal  Financial and  Accounting
Jerry M. Kennelly                                 Officer)

/s/ ERIC A. BREWER                                Director                                              June 23, 2000
---------------------------------------------
Eric A. Brewer

/s/ FRANK GILL                                    Director                                              June 23, 2000
---------------------------------------------
Frank Gill

/s/ FREDRIC W. HARMAN                             Director                                              June 23, 2000
---------------------------------------------
Fredric W. Harman

/s/ JOHN A. PORTER                                Director                                              June 23, 2000
---------------------------------------------
John A. Porter

/s/ ALAN F. SHUGART                               Director                                              June 23, 2000
---------------------------------------------
Alan F. Shugart

                               INKTOMI CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS

EXHIBIT NUMBER                        DOCUMENTS
--------------  ---------------------------------------------------------------
      4.1*      1998 Stock Option Plan

      4.2**     1998 Nonstatutory Stock Option Plan

      4.3*      1998 Employee Stock Purchase Plan

      5.1       Opinion of counsel as to legality of securities being registered

     23.1       Consent of Counsel (contained in Exhibit 5.1)

     23.2       Consent of Independent Auditors

     24.1       Power of Attorney (see page II-5)

-------------------------

* Incorporated by reference to the Exhibits filed with Inktomi's Registration Statement on Form S-1 (no. 333-50247) as declared effective by the Securities and Exchange Commission on June 9, 1998.

** Incorporated by reference to the Exhibits filed with Inktomi's Registration Statement on Form S-8 (no. 333-71037) filed with the Securities and Exchange Commission on January 22, 1999.